UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2018

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2018, the Compensation Committee of the Board of Directors (the “Board”) of Adamis Pharmaceuticals Corporation (the “Company”), approved the Company’s 2018 Bonus Plan (the “Plan”). The terms of the Plan establish for each level of Company employee, including the Company’s executive officers but excluding the Company’s field sales employees, a target cash bonus amount, expressed as a percentage of base salary. Bonus payments will be based on an evaluation by the Committee of the Company’s achievement of corporate performance goals for the relevant year, and, where applicable, individual goals. The corporate performance goals for 2018 will be determined by the Committee and may include the achievement of performance targets and business goals relating to matters such as, without limitation, the Company’s financial results, revenues, net income, EBITDA, return on equity, stock price, capital raising activities, pre-clinical or clinical trial activities (including without limitation initiation or completion of trials), regulatory filings relating to product candidates, other regulatory activities or approvals, product development, product commercialization activities, strategic activities and strategic commercial agreements or arrangements, or other corporate goals. The Committee and the Board also confirmed the Committee’s arrangements and authority to approve and make discretionary cash compensation payments, including, without limitation, changes in salaries, bonus payments or other cash compensation, and payments permitted by any applicable employment agreement.

The foregoing description is a summary only, is not necessarily complete, and is qualified by the full text of the underlying plan or arrangement, which are filed as exhibits to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1 Adamis Pharmaceuticals Corporation 2018 Bonus Plan*

10.2 Description of Compensation Committee Authorization Regarding Discretionary Compensation Payments.*

* Represents a compensatory plan of arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: February 27, 2018	By:	/s/ Robert O. Hopkins
	Name:	Robert O. Hopkins
	Title:	Chief Financial Officer